                                                                    EXHIBIT 99.2

                              GENICOM CORPORATION
                      NON-STATUTORY STOCK OPTION AGREEMENT

Employee-Optionee:                Don E. Ackerman

Number of shares of
Common Stock subject
to this Option Agreement:              10,000

The Board of Directors of GENICOM Corporation (the "Company") has granted to you Non-Statutory Stock Options (the "Option") to purchase the number of shares of the Company's common stock, $.01 par value ("Common Stock") set forth above. Such number of shares (as such may be adjusted as described in Section 9 below) is herein referred to as the "Option Shares." This Option is not an "incentive stock option" as described in Section 422A of the Internal Revenue Code of 1986 (the "Code") and may not be treated as such for tax purposes by you or the Company. Additional terms and conditions of this Option are set out below.

1. Date of Grant.  This Option was granted to you on January 28, 1997.

2. Termination of Option. Your right to exercise this Option (and to purchase the Option Shares) shall expire and terminate on the earlier of (i) January 28, 2007, or (ii) on the date provided in Section 8 below in the event you cease to be a Director of the Company.

3. Option Price. The purchase price to be paid upon the exercise of this Option will be $3.125 per share, the Fair Market Value of the Common Stock as determined by the Board of Directors on the date of grant of this Option.

4. Regular Vesting Provisions -- Entitlement to Exercise the Option and Purchase Option Shares. You may not exercise this Option in whole or in part prior to January 28, 1998. On January 28, 1998, and on each of the four succeeding anniversaries of that date (each date being referred to as a "Vesting Date"), you shall become entitled to exercise this Option with respect to 20% of the option shares.

5. Additional Provisions Relating to Exercise.

         1.Once you become entitled to exercise this Option (and purchase Option shares) as provided in Section 4 hereof, that right will continue until the date on which this Option expires and terminates pursuant to Section 2 hereof.

         2.The Board of Directors of the Company, in its sole discretion, may at any time accelerate the time at which this Option may be exercised by you with respect to all or any part of the Option Shares.

6. Exercise of Option. To exercise the Option, you must deliver a completed copy of the attached Option Exercise Form to the address indicated on the Form, specifying the number of Option Shares being purchased as a result of such exercise, together with payment of the full option price for the Option Shares being purchased as a result of such exercise. Payment of the Option price must be made in cash or by check. Attached to this Option Agreement are two Option Exercise Forms which are part of this Agreement. If you are not an "affiliate" of the Company at the time you exercise the Option, you must deliver Option Exercise Form 1 in order to exercise the Option. Option Exercise Form 2 is to be delivered by Company "affiliates". If you are uncertain which form to deliver, you should make inquiry of the Company before you exercise the Option.

7. Transferability of Option. This Option may not be transferred by you (other than by will or the laws of descent and distribution) and may be exercised during your lifetime only by you.

8. Termination of Employment.

         1. In the event that you cease to be a Director of the Company for any reason other than because of your death or "disability" (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised within one month after you cease to be a Director, and only to the same extent that you were entitled to exercise this Option on the date you ceased to be a Director and had not previously done so.

         2. In the event that you cease to be a Director of the Company by reason of "disability" (as so defined), this Option may only be exercised within one year after the date you cease to be a Director, and only to the same extent that you were entitled to exercise this Option on the date you ceased to be a Director by reason of such disability and had not previously done so.

         3. In the event that you die while a Director of the Company (or within a period of one month after ceasing to be a Director of the Company for any reason other than such "disability" or within a period of one year after ceasing to a Director of the Company by reason of such disability), this Option may be exercised during such one year period by the executor or administrator of your estate or by any person who shall have acquired the Option through bequest or inheritance, but only to the same extent that you were entitled to exercise this Option immediately prior to the time of your death and you had not previously done so.

         4. Notwithstanding any provision contained in this letter to the contrary, in no event may this Option be exercised to any extent by anyone after January 28, 2007.

9. Adjustments. If the total outstanding shares of Common Stock of the Company shall be increased or decreased or changed into or exchanged for different number of kind of shares of stock or other securities of the Company of another corporation through a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation, or other change in the Common Stock, the unexercised portion of the Option Shares covered by this Option, the exercise price, and other relevant provisions shall be appropriately adjusted by the Board.

10. Continuation of Directorship. This Option shall not confer upon you any right to continue as a Director of the Company, except as the stockholders of the Company may determine.

11. Change of Control. In the event of a Change of Control (as defined below), 100% of this Option will become fully vested and exercisable if:

         1. Your directorship is terminated within 18 months after a Change of Control or

         2. Your compensation is reduced after a Change of Control and you resign from your position as a director within 18 months after the Change of Control. In such circumstances, you will have 3 months after termination of your directorship to exercise the covered stock options.

A "Change of Control" is defined as:

         1. A third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes, or obtains the right to become, the beneficial owner of Company securities having 25% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors to the Board of the Company. An acquisition shall be excluded if made by the Company, one of its subsidiaries, or a Company employee benefit plan; or

         2. A reorganization, merger or consolidation in which the beneficial owners of the common stock and voting securities of the Company immediately prior thereto do not immediately thereafter beneficially own, directly or indirectly, more than 75% of the outstanding shares of common stock and the combined voting power of the outstanding voting securities of the corporation resulting from such organization, merger or consolidation; or

         3. A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Please acknowledge your acceptance and agreement to the terms of this Option Agreement by signing the enclosed copy of this Option Agreement in the space provided below and returning it promptly to me.

                                      GENICOM CORPORATION


                                      By:
                                          ---------------------------------
                                               Senior Vice President & CFO

I accept and agree to the terms of the Options granted to me on January 28, 1997.


Optionee                                   Date
         -------------------------             ------------------------

                                                             Option Exercise  #1

                              GENICOM CORPORATION
                    NON-STATUTORY STOCK OPTION EXERCISE FORM
                           FOR USE BY NON-AFFILIATES


GENICOM CORPORATION
14800 Conference Center Drive
Suite 400, Westfields
Chantilly, Virginia  20151
Attention: Chief Financial Officer

Dear Sir/Madam:

I hereby exercise __________ Non-Statutory Stock Options granted to me on January 28, 1997. Enclosed you will find my check in the amount of $_______ in payment of the entire option price due upon my exercise of these options.

I acknowledge that I have received and reviewed a copy of the Company's Annual Report to Stockholders for the fiscal year ended ____________ and the Company's Proxy Statement for the _____ Annual Meeting of Stockholders.

The share certificates should be issued to:


-------------------------------            ------------------------------------
Full Name                                  Street Address


-------------------------------            ------------------------------------
Social Security Number                     City, State              Zip

                                           Sincerely,



                                           ------------------------------------
                                           Optionee Signature

                                                             Option Exercise  #2

                              GENICOM CORPORATION
                    NON-STATUTORY STOCK OPTION EXERCISE FORM
                             FOR USE BY AFFILIATES


GENICOM CORPORATION
14800 Conference Center Drive
Suite 400, Westfields
Chantilly, Virginia  20151
Attention: Chief Financial Officer

Dear Sir/Madam:

I hereby exercise __________ Non-Statutory Stock Options granted to me on January 28, 1997. Enclosed you will find my check in the amount of $_______ in payment of the entire option price due upon my exercise of these options.

In connection with my purchase of shares of Genicom common stock, I hereby represent and warrant to you that I am purchasing such shares for the purpose of investment and not with a view to or for sale in connection with any distribution thereof except in compliance with applicable law.

I acknowledge that I have received and reviewed a copy of the Company's Annual Report to Stockholders for the fiscal year ended ____________ and the Company's Proxy Statement for the _____ Annual Meeting of Stockholders.

The share certificates should be issued to:


-------------------------------            ------------------------------------
Full Name                                  Street Address


-------------------------------            ------------------------------------
Social Security Number                     City, State              Zip

                                           Sincerely,



                                           ------------------------------------
                                           Optionee Signature

                              GENICOM CORPORATION
                      NON-STATUTORY STOCK OPTION AGREEMENT

Employee-Optionee:                 John G. Hill

Number of shares of
Common Stock subject
to this Option Agreement:              10,000

The Board of Directors of GENICOM Corporation (the "Company") has granted to you Non-Statutory Stock Options (the "Option") to purchase the number of shares of the Company's common stock, $.01 par value ("Common Stock") set forth above. Such number of shares (as such may be adjusted as described in Section 9 below) is herein referred to as the "Option Shares." This Option is not an "incentive stock option" as described in Section 422A of the Internal Revenue Code of 1986 (the "Code") and may not be treated as such for tax purposes by you or the Company. Additional terms and conditions of this Option are set out below.

2. Date of Grant.  This Option was granted to you on January 28, 1998.

2. Termination of Option. Your right to exercise this Option (and to purchase the Option Shares) shall expire and terminate on the earlier of (i) January 28, 2008, or (ii) on the date provided in Section 8 below in the event you cease to be a Director of the Company.

3. Option Price. The purchase price to be paid upon the exercise of this Option will be $7.875 per share, the Fair Market Value of the Common Stock as determined by the Board of Directors on the date of grant of this Option.

4. Regular Vesting Provisions -- Entitlement to Exercise the Option and Purchase Option Shares. You may not exercise this Option in whole or in part prior to January 28, 1999. On January 28, 1999, and on each of the three succeeding anniversaries of that date (each date being referred to as a "Vesting Date"), you shall become entitled to exercise this Option with respect to 20% of the option shares.

5. Additional Provisions Relating to Exercise.

         1.Once you become entitled to exercise this Option (and purchase Option shares) as provided in Section 4 hereof, that right will continue until the date on which this Option expires and terminates pursuant to Section 2 hereof.

         2.The Board of Directors of the Company, in its sole discretion, may at any time accelerate the time at which this Option may be exercised by you with respect to all or any part of the Option Shares.

6. Exercise of Option. To exercise the Option, you must deliver a completed copy of the attached Option Exercise Form to the address indicated on the Form, specifying the number of Option Shares being purchased as a result of such exercise, together with payment of the full option price for the Option Shares being purchased as a result of such exercise. Payment of the Option price must be made in cash or by check. Attached to this Option Agreement are two Option Exercise Forms which are part of this Agreement. If you are not an "affiliate" of the Company at the time you exercise the Option, you must deliver Option Exercise Form 1 in order to exercise the Option. Option Exercise Form 2 is to be delivered by Company "affiliates". If you are uncertain which form to deliver, you should make inquiry of the Company before you exercise the Option.

7. Transferability of Option. This Option may not be transferred by you (other than by will or the laws of descent and distribution) and may be exercised during your lifetime only by you.

8. Termination of Employment.

         1. In the event that you cease to be a Director of the Company for any reason other than because of your death or "disability" (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised within one month after you cease to be a Director, and only to the same extent that you were entitled to exercise this Option on the date you ceased to be a Director and had not previously done so.

         2. In the event that you cease to be a Director of the Company by reason of "disability" (as so defined), this Option may only be exercised within one year after the date you cease to be a Director, and only to the same extent that you were entitled to exercise this Option on the date you ceased to be a Director by reason of such disability and had not previously done so.

         3. In the event that you die while a Director of the Company (or within a period of one month after ceasing to be a Director of the Company for any reason other than such "disability" or within a period of one year after ceasing to a Director of the Company by reason of such disability), this Option may be exercised during such one year period by the executor or administrator of your estate or by any person who shall have acquired the Option through bequest or inheritance, but only to the same extent that you were entitled to exercise this Option immediately prior to the time of your death and you had not previously done so.

         4. Notwithstanding any provision contained in this letter to the contrary, in no event may this Option be exercised to any extent by anyone after January 28, 2008.

9. Adjustments. If the total outstanding shares of Common Stock of the Company shall be increased or decreased or changed into or exchanged for different number of kind of shares of stock or other securities of the Company of another corporation through a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation, or other change in the Common Stock, the unexercised portion of the Option Shares covered by this Option, the exercise price, and other relevant provisions shall be appropriately adjusted by the Board.

10. Continuation of Directorship. This Option shall not confer upon you any right to continue as a Director of the Company, except as the stockholders of the Company may determine.

11. Change of Control. In the event of a Change of Control (as defined below), 100% of this Option will become fully vested and exercisable if:

         1. Your directorship is terminated within 18 months after a Change of Control or

         2. Your compensation is reduced after a Change of Control and you resign from your position as a director within 18 months after the Change of Control. In such circumstances, you will have 3 months after termination of your directorship to exercise the covered stock options.

A "Change of Control" is defined as:

         1. A third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes, or obtains the right to become, the beneficial owner of Company securities having 25% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors to the Board of the Company. An acquisition shall be excluded if made by the Company, one of its subsidiaries, or a Company employee benefit plan; or

         2. A reorganization, merger or consolidation in which the beneficial owners of the common stock and voting securities of the Company immediately prior thereto do not immediately thereafter beneficially own, directly or indirectly, more than 75% of the outstanding shares of common stock and the combined voting power of the outstanding voting securities of the corporation resulting from such organization, merger or consolidation; or

         3. A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Please acknowledge your acceptance and agreement to the terms of this Option Agreement by signing the enclosed copy of this Option Agreement in the space provided below and returning it promptly to me.

                                       GENICOM CORPORATION


                                       By:
                                           ---------------------------------
                                                Senior Vice President & CFO

I accept and agree to the terms of the Options granted to me on January 28, 1998.


Optionee                                   Date
         -------------------------             ------------------------

                                                             Option Exercise  #1

                              GENICOM CORPORATION
                    NON-STATUTORY STOCK OPTION EXERCISE FORM
                           FOR USE BY NON-AFFILIATES


GENICOM CORPORATION
14800 Conference Center Drive
Suite 400, Westfields
Chantilly, Virginia  20151
Attention: Chief Financial Officer

Dear Sir/Madam:

I hereby exercise __________ Non-Statutory Stock Options granted to me on January 28, 1998. Enclosed you will find my check in the amount of $_______ in payment of the entire option price due upon my exercise of these options.

I acknowledge that I have received and reviewed a copy of the Company's Annual Report to Stockholders for the fiscal year ended ____________ and the Company's Proxy Statement for the _____ Annual Meeting of Stockholders.

The share certificates should be issued to:

-------------------------------            ------------------------------------
Full Name                                  Street Address


-------------------------------            ------------------------------------
Social Security Number                     City, State              Zip

                                           Sincerely,



                                           ------------------------------------
                                           Optionee Signature

                                                             Option Exercise  #2

                               GENICOM CORPORATION
                    NON-STATUTORY STOCK OPTION EXERCISE FORM
                              FOR USE BY AFFILIATES


GENICOM CORPORATION
14800 Conference Center Drive
Suite 400, Westfields
Chantilly, Virginia  20151
Attention: Chief Financial Officer

Dear Sir/Madam:

I hereby exercise __________ Non-Statutory Stock Options granted to me on January 28, 1998. Enclosed you will find my check in the amount of $_______ in payment of the entire option price due upon my exercise of these options.

In connection with my purchase of shares of Genicom common stock, I hereby represent and warrant to you that I am purchasing such shares for the purpose of investment and not with a view to or for sale in connection with any distribution thereof except in compliance with applicable law.

I acknowledge that I have received and reviewed a copy of the Company's Annual Report to Stockholders for the fiscal year ended ____________ and the Company's Proxy Statement for the _____ Annual Meeting of Stockholders.

The share certificates should be issued to:



-------------------------------            ------------------------------------
Full Name                                  Street Address


-------------------------------            ------------------------------------
Social Security Number                     City, State              Zip

                                           Sincerely,



                                           ------------------------------------
                                           Optionee Signature